                                                                    Exhibit 99.1

Contact:  Media Relations
          Jon Diat
          212-762-7843


   MORGAN STANLEY DEAN WITTER COMBINES ONLINE AND FULL SERVICE BUSINESSES IN
                  INNOVATIVE SERVICE PLATFORM FOR INDIVIDUAL
                           INVESTORS CALLED ichoice

ichoice to debut tomorrow as industry's first active platform offering investors a full range of options for their financial relationship


NEW YORK, October 20, 1999 - Morgan Stanley Dean Witter & Co. (NYSE:MWD) today announced the launch of ichoice, an innovative service platform that enables individual investors to choose simply and conveniently the financial relationship that best meets their needs. ichoice unites the products and services offered by Morgan Stanley Dean Witter's individual securities business, the Private Client Group, with the pioneering technology and capabilities of the Company's online business, Discover Brokerage Direct.

     As of tomorrow (October 21), Discover Brokerage will be renamed Morgan Stanley Dean Witter Online Inc., and its online services will be available to investors through an integrated Web site, www.msdw.com. With one click of a
                                          ------------
mouse, investors have the choice of self-directed investing online or a traditional, full-service advice channel with the flexibility to trade online.

     Speaking at a press conference held at the Company's New York headquarters, Philip J. Purcell, Chairman and CEO, and John J. Mack, President and COO, said:
"ichoice is being launched in recognition of the evolving financial needs of our clients. Clients can now choose the type of financial services relationship that best meets their needs, and can conduct their financial business as they see fit - with the personal guidance of a financial advisor, on a self-directed basis, online, or over the phone. This flexibility will be provided through a single source, leveraging the unique and diverse set of capabilities within Morgan Stanley Dean Witter's existing full service and online businesses."

     "The ichoice platform is based on our longstanding tradition of putting clients' interests first, and reflects our philosophy of 'measuring success one investor at a time,'" Mr. Purcell and Mr. Mack said.

     Morgan Stanley Dean Witter clients who value the advice of a financial advisor and would also like the capability to trade online will have access to an enhanced Morgan Stanley Dean Witter Choice(SM) account. This account offers virtually unlimited transactions and a complete array of services for a single, asset-based fee, with the rate decreasing as asset size increases (see attachment). With the Choice account, clients may choose to place trades through their financial advisor, or online using ClientServ,(SM) Morgan Stanley Dean Witter's proprietary online service.

     Self-directed investors who wish to make investment decisions independently and to execute trades online or over the telephone may continue to do so. Such investors will have the added convenience of access to Morgan Stanley Dean Witter's 450 locations across the United States, including investment and client education centers, to open accounts, deposit funds, process paperwork and obtain product information.

     Morgan Stanley Dean Witter Online offers a variety of services and products that emphasize flexibility for investors, including extended hours trading, wireless trading, real time municipal and treasury bond trading, and real time account updating. Fees for most equity trades executed through Morgan Stanley Dean Witter Online over the Internet or by touch tone phone will be $29.95 per trade.

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

     Investors who wish to continue the traditional full-service relationship which includes client-tailored, professional advice from a financial advisor and a traditional, transaction-based commission structure, may continue to do so. Morgan Stanley Dean Witter has over 12,000 highly trained financial advisors, supported by an award-winning research team. Morgan Stanley Dean Witter's leadership position in investment banking allows the firm to provide investors with access to high quality equity offerings, as well as domestic and international debt offerings. Additionally, top-ranked asset management capabilities allow the firm to offer investors access to the Morgan Stanley Dean Witter Family of Funds, Van Kampen Funds, and other highly regarded fund families, as well as a comprehensive range of investment products and services.

     James F. Higgins, President and COO of the Private Client Group, noted that "The ichoice platform leverages our Company's diverse strengths, combining the powerful resources and skills of our Private Client Group with our Company's cutting edge technology and experience in online services. Morgan Stanley Dean Witter financial advisors will be able to help investors choose the type of account and pricing model that best meets their investment needs. Helping clients to navigate a broader array of choices in terms of products and pricing will become an additional aspect of 'client-tailored advice,' while the addition of Discover Brokerage's trading platform and technology will be a tremendous advantage in our ability to help clients achieve their financial goals."

     "The transition to Morgan Stanley Dean Witter Online allows us to provide our customers with better products, increased access and improved services under the powerful brand name of Morgan Stanley Dean Witter," said Thomas J. O'Connell, President of Morgan Stanley Dean Witter Online. "We're confident that self-directed investors will recognize the value of ichoice - including the convenience of over 450 Morgan Stanley Dean Witter locations - and will continue to use our pioneering technology to help them achieve their investment goals."

     In 1997, Morgan Stanley Dean Witter laid the strategic groundwork for this initiative with the acquisition of Lombard Brokerage, Inc., which was subsequently renamed Discover Brokerage Direct. Established in 1992, Lombard/Discover Brokerage was one of the first financial institutions to offer investing over the Internet and was the first securities firm to process an automated, online trade. Discover Brokerage is the only online firm to win a Barron's four star rating four years in a row and is currently ranked as the
--------
number one overall online broker by SmartMoney.  In addition, the company earned
                                    ----------
a top five-star ranking in Kiplinger's 1999 survey of online brokerages.
                           -----------
     Mr. Higgins added: "On October 21st, Morgan Stanley Dean Witter will be the only securities firm that can offer investors a unique combination of financial advice and expertise, technology and experience in online investing, and content in terms of investment products and services. ichoice will be our competitive advantage in being the advisor of choice for the individual investor."

     Morgan Stanley Dean Witter & Co. is a global financial services firm and a market leader in securities, asset management, and credit services. The Company has offices in New York, London, Tokyo, Hong Kong and other principal financial centers around the world and has over 450 securities branch offices throughout the United States.

                                See Attachments
                Access this Press Release online @ www.msdw.com
                                                   ------------


================================================================================
          Morgan Stanley Dean Witter, ichoice, and Choice are service marks of Morgan Stanley Dean Witter & Co. ClientServ is a service mark of
                           Dean Witter Reynolds Inc.

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

                                                      MORGAN STANLEY DEAN WITTER

Fact Sheet

     ichoice(SM)

     ichoice:

 .    Is an innovative new service platform for individual investors which allows them to choose simply and conveniently the way they conduct their financial services business. Investors can select from the following service relationships:

     - Traditional, full service
     - Fee-based Morgan Stanley Dean Witter Choice(SM) account
     - Self-directed Morgan Stanley Dean Witter Online account

 .    Combines the extensive services and products offered by Morgan Stanley Dean
     Witter's individual securities business, the Private Client Group, with the proven Internet technology and capabilities of the Company's online business, formerly known as Discover Brokerage Direct

 .    Is built upon our long-standing tradition of putting our clients' interests first, and is the culmination of our philosophy of "success one investor at a time"

 .    Offers investors a full range of choices within one source to achieve one set of financial solutions

     ichoice benefits:

 .    Leverages Morgan Stanley Dean Witter's vast resources and capabilities to offer investors the flexibility to select the financial service relationship that best meets their individual needs and preferences

 .    Offers investors the best of all possible worlds - unparalleled resources and proven experience in both traditional and Internet financial services

 .    Accounts can be opened online, over the phone or through any of Morgan
     Stanley Dean Witter's 450 branch offices across the United States ichoice service relationships:

 .    Traditional full service: Individuals may continue to select the traditional full-service relationship that includes personalized, professional advice from a Financial Advisor and transactions on a per-trade basis. Through additional service enhancements, eligible full-service clients will be able to view their account and other valuable information through ClientServ(SM), our proprietary online service, at no additional charge

                                                                  1 Continued...
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                                                      MORGAN STANLEY DEAN WITTER

 .    Morgan Stanley Dean Witter Choice(SM): Investors who want a full-service relationship as well as fee-based pricing and the flexibility to trade online can select a Morgan Stanley Dean Witter Choice account. This account offers the ability to place virtually unlimited* transactions in a variety of securities for a fee based on eligible account assets. Under the Morgan Stanley Dean Witter Choice Account, clients have the freedom to place trades through their Financial Advisor or online through ClientServ(SM), as well as the convenience of being able to track their portfolio online. (Please note: a minimum of $50,000 in eligible assets is necessary to open this account)

 .    Morgan Stanley Dean Witter Online: Self-directed investors who wish to make decisions independently, without professional advice, may open a Morgan Stanley Dean Witter Online account and execute transactions on their own for a set fee per trade. Trades may be executed using the Internet, touch-tone telephone, wireless organizer, or through a call center

     Access to Our Exclusive Online Service:

 .    Whether clients choose a traditional or fee-based service relationship, they can have access to ClientServ(SM), our proprietary online service, at no additional charge**

 .    ClientServ(SM) is a cutting-edge Internet technology service that allows clients to view and track their accounts online, anytime, from the comfort of their own home. Clients can access their total account value, a breakdown of all assets, and a complete summary of account activity, as well as view account statements online. Active Assets Account(R) clients also have the option of using the BillPayment service to pay bills electronically

 .    In addition, through ClientServ(SM) clients can access real-time quotes on any stock, create a customized personal portfolio monitor or chart the performance of specific securities over time. Other features include up-to-the-minute business news from both Dow Jones News and CNBC/Dow Jones business video. Choice, Active Assets Accounts and eligible IRA accounts+ can also view Morgan Stanley Dean Witter research reports online

 .    Choice account clients also have access to online trading

________________________________________________________________________________
* Morgan Stanley Dean Witter Choice is not for day trading or other extreme trading activity, including excessive options trading or trading in mutual funds based on market timing.

** ClientServ is available to all Choice accounts and Active Assets Accounts regardless of the amount of assets held in the account. There is a $50,000 minimum asset requirement for IRAs and certain other accounts.

+  There is a $100,000 minimum asset requirement for IRAs to access research.

                                                                  2 Continued...
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                                                      MORGAN STANLEY DEAN WITTER

     Annual Fees for Enhanced Choice Account

                                                     Mutual Fund/Fixed
     Account Asset Level      Equity Nominal         Income Nominal

     From 0-$99,999               2.25%                   1.00%

     Next $150,000                2.25%                   1.00%

     Next $250,000                1.75%                   1.00%

     Next $250,000                1.25%                   1.00%

     Next $250,000                1.25%                   0.75%

     Next $1,000,000              0.90%                   0.75%

     Next $1,000,000              0.85%                   0.50%

     Next $2,000,000              0.85%                   0.50%

     Next $5,000,000              0.50%                   0.50%

     $10,000,000 and over         0.30%                   0.50%



     Important Components of the Enhanced Choice Pricing Policy

 .    Please note that a $1,000 minimum account fee applies

 .    Please note that the Financial Advisor has the flexibility, when determining the fee, to make an assessment based on the mix of assets in the client's portfolio and the services to be provided to the client

Additional information is available on our Web site at www.msdw.com.

                                                                  3 Continued...

                                                      MORGAN STANLEY DEAN WITTER

     Morgan Stanley Dean Witter Online
     Recently Launched Products and Services

 .    Access to Morgan Stanley Dean Witter branches - Investors can apply to open accounts, deposit funds, take care of paperwork and pick up product information in over 450 Morgan Stanley Dean Witter branches throughout the United States

 .    Electronic funds transfer - Customers can have funds automatically transferred from their bank or other institution to their Morgan Stanley Dean Witter Online brokerage account

 .    Direct payment to a Platinum Discover Card - Customers can pay their
     Platinum Discover Card bill directly from a Morgan Stanley Dean Witter Online brokerage account

 .    Extended hours trading - Through MarketXT(TM), investors can make real-time trades of approximately 200 widely held stocks of the NYSE and Nasdaq after the closing bell

 .    Wireless trading - Through TradeRunner(SM), a wireless investing service, customers can manage their portfolios any time, anywhere on a Palm III(TM) organizer

 .    IPO center - Qualified customers may have access to certain Morgan Stanley
     Dean Witter-underwritten IPOs, secondary offerings and fixed income offerings

 .    Real-time municipal bond trading - Customers can buy or sell municipal bonds at their convenience with real-time execution, 24x5


     Industry Recognition

 .    Best overall online brokerage - Kiplinger's (1999)/1/
                                     -----------
 .    Top rating of four stars - Barron's (1996, 1997, 1998, 1999)/2/
                                --------
 .    Top-tier broker - Consumers Digest (1999)/3/
                       ----------------
 .    Best overall online brokerage - SmartMoney (1998)/4/
                                     ----------

     Industry Firsts

 .    Wireless trading on the Palm III(TM) organizer

 .    24x5 trade execution for municipal bonds and U.S. Treasuries

 .    Java-based applications for brokers

 .    Real-time intraday charting over the Internet

 .    Fully automated trading of stocks and options

 .    Fully automated access to real-time quotes and graphs

--------------------------------------------------------------------------------

/1/  Kiplinger's, November 1999.
     -----------
/2/  Used by permission of Barron's. (C) Dow Jones & Company, Inc. All Rights
                           --------
     Reserved.

/3/  Consumers Digest, July-August 1999.
     ----------------
/4/  SmartMoney February 1998 report of their survey of 12 online brokers.
     ----------
     SmartMoney is a registered trademark of The Hearst Corporation and Dow
     ----------
     Jones & Company, Inc.

                                                                  4 Continued...

                                                      MORGAN STANLEY DEAN WITTER



 Morgan Stanley Dean Witter Online Pricing - Equities

 Electronic trades (includes Internet,                  $29.95 per trade*
 TradeRunner(SM)and Touch-Tone Phone)

 Broker-assisted trades                                 $39.95 per trade*

* Applies to both market and limit orders for up to and including 1,000 shares. For orders over 1,000 shares,electronic trades are 3 cents/share; trades conducted with the assistance of a registered representative are 4 cents/share.


  Morgan Stanley Dean Witter Online Products & Services

          Products                                    Services
 . Equities                                   . Extended Hours Trading
 . Options                                    . Wireless trading
 . Mutual funds                               . Morgan Stanley Dean Witter analyst research
 . Money market funds                         . Access to 450+ Morgan Stanley Dean Witter branch offices
 . Municipal bonds                            . Direct payment to a Platinum Discover Card
 . Treasury bills,notes,bonds,strips          . Zacks and Thomson market research and news
 . Blue Chip Basket (purchase of 10           . Reuters and MSNBC news (video and audio)
  selected equities for flat $49.95          . Microsoft(R) Money(TM) and Quicken(R) compatible
  commission price)                          . Check writing and money market funds
 . IPOs (for qualified customers)             . Electronic funds transfer
                                             . IRAs
                                             . The Wall Street Journal Guide to Understanding Money & Investing
                                               ----------------------------------------------------------------
                                             . Interactive calculators
                                             . Real-time quotes and graphs

________________________________________________________________________________

Morgan Stanley Dean Witter, ichoice, and Choice are service marks of Morgan Stanley Dean Witter & Co. Services are offered through Dean Witter Reynolds Inc. and Morgan Stanley Dean Witter Online Inc., members SIPC. Active Assets
Account is a registered service mark and ClientServ is a service mark of Dean Witter Reynolds Inc. TradeRunner is a service mark of Morgan Stanley Dean Witter Online Inc.

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